UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 8, 2008

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania, Oklahoma City, Oklahoma (Address of principal executive offices)		73107 (Zip Code)

Registrant's telephone number, including area code      (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2008, LSB Industries, Inc. (the  “Company”), received a fully executed  new labor contract signed by El Dorado Chemical Company, a subsidiary of the Company, and International Association of Machinists and Aerospace Workers AFL-CIO on behalf of Local No. 224.  The Agreement has an effective date of October 17, 2007 and expires October 16, 2010.  A copy of the Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 1.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit              Description

99.1
Agreement, dated effective October 17, 2007, between El Dorado Chemical Company, and International Association of Machinists and Aerospace Workers AFL-CIO on behalf of Local No. 224 and El Dorado Chemical Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2008

                LSB INDUSTRIES, INC.
                        By: /s/ Tony M. Shelby
                          Name:   Tony M. Shelby,
                          Title:     Executive Vice President and
                                Chief Financial Officer